UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-10215

Financial Investors Variable Insurance Trust
(Exact name of registrant as specified in charter)

1625 Broadway, Suite 2200, Denver, Colorado			80202
(Address of principal executive offices)			(Zip code)

Tané Tyler, Secretary Financial Investors Variable Insurance Trust 1625 Broadway, Suite 2200 Denver, Colorado 80202
(Name and address of agent for service)

Registrant’s telephone number, including area code:		303-623-2577

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2005

Item 1. Reports to Stockholders.

Annual Report

December 31, 2005

FIRST HORIZON FUNDS

•                  Are NOT insured by the FDIC or any other governmental agency.

•                  Are NOT bank deposits or other obligations of or guaranteed by First Tennessee Bank National Association or any of its affiliates.

•                  Involve investment risks, including the possible loss of the principal amount invested.

FIRST HORIZON
Core Equity Portfolio
Annual Report	December 31, 2005

PORTFOLIO MANAGEMENT TEAM	David Thompson, MBA, CFA 17 Years of Investment Experience Mark Cronin, CFA 21 Years of Investment Experience

How did the Portfolio perform?

For the year ended December 31, 2005, the First Horizons Core Equity portfolio returned (2.71)%, net of fees, versus 4.90% for the S&P 500.

Why did the Portfolio perform this way?

The market produced a positive rate of return over the past year, but most of the return was garnered in the fourth quarter of the year, with the S&P 500 gaining 2.0% in the last quarter. For 2005 the US economy as measured by Gross Domestic Product likely grew at a rate of 3.6%. This was a solid showing in spite of the persistent interest rate tightening exhibited by the Federal Reserve. Even with the Fed raising short-term rates, the 10-year Treasury bond barely budged through the year, beginning the year with a yield of 4.22% and ending the year yielding 4.39%. This implies that the bond market participants do not expect longer-term inflation expectations to be dramatically different from where they are today. The biggest winning sector of the market by far was the Energy sector gaining 29.1% for the year, as crude oil and natural gas continued their relentless price climbs. The Utility sector, a quasi energy play in some respects, was the market’s second best category gaining 12.7%. Telecommunications was the weakest sector of the market losing 9.0%, followed by Consumer Discretionary, which fell 7.3% due to the negative impacts to consumers from higher energy prices. The positive market move late in the fourth quarter of 2005 and continuing early into 2006 is primarily based on the optimism that the Federal Reserve is close to finishing this cycle of rate increases.

What is the Portfolio update?

The portfolio continues to be over weighted in the Financial sector, and we expect this sector to perform well with the Fed nearing the end of rate tightening, and the economy apparently on track to continue to grow at a reasonable rate. We also continue with an over weighting in the Consumer Discretionary sector as we continue to believe that energy prices will moderate over the course of 2006, providing a pickup to discretionary income to consumers. This outlook is also buoyed by the strong employment numbers currently being generated, and the fact that average hourly earnings rose 3.1% in December, the highest since March 2003. These factors should account for a continuation of a strong consumer. In addition to consumer spending, we also expect corporate spending to be strong in 2006, and will try to capitalize on this by our slight over weight position in Information Technology. Corporations do not yet need to invest in additional capacity, but do need to continue to boost productivity, and technology usually represents the best option for productivity enhancements. We continue to be under weight the Healthcare sector, as it appears that pricing pressures will not subside anytime soon.

What is your outlook for 2006?

We are optimistic on the outlook for 2006. The economy continues to be strong with consensus expectations for GDP to grow 3.5% in the first half of the year, and slow slightly in the second half to 3.1%. With the moderation in energy prices inflation should continue to be contained, and we feel confident that the Federal Reserve should be through raising rates by mid-year. Earnings growth for the market should cool slightly in 2006 with S&P 500 operating earnings growing approximately 7%. With industrial capacity nearing 80%, we should see corporations that are flush with cash begin to spend more on capital investments designed to increase productivity. We feel this should bode well for a number of the technology holdings in our portfolio. And while the consumer has been the strength of the US economy for the past few years, declining energy prices coupled with strong employment numbers should allow the consumer to remain strong. This should be positive for retailers such as Wal-Mart Stores, Inc., Home Depot, Inc., Costco Wholesale Corp. and Kohl’s Corp. The markets’ price earnings ratio is approximately 16 times estimated 2006 earnings, which is a reasonable valuation level given the prevailing low level of interest rates

Industry Breakdown and Performance as of December 31, 2005

Showing Percentage of Total Net Assets

Financials		27.1%
Insurance	18.0%
Diversified Financials	5.7%
Banks	3.4%
Consumer Discretionary		16.3%
Information Technology		15.3%
Consumer Staples		11.9%
Industrials		9.6%
Healthcare		6.7%
Money Market Mutual Funds		5.9%
Energy		4.7%
Telecommunications		2.5%

Average Annual Total Return

	1 Year	Since Inception (8/20/01)
First Horizon Core Equity Portfolio	(2.71)%	(0.42)%
S&P 500 Index	4.90%	3.22%

Comparison of Since Inception Change in Value of $10,000 Investment in the First Horizon Core Equity Portfolio and the S&P 500 Index.

Total return is the change in the value of an investment in the Portfolio after reinvesting all income and capital gains. It is calculated by dividing the change in total investment value by the initial value of the investment. The inception date of each Portfolio is August 20, 2001. The total return figures represent past performance. Past performance is not indicative of future results and current performance may be lower or higher than the performance quoted. The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of shares. The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Total return figures are net of all portfolio expenses and reflect all fee waivers and/or reimbursements. Without these fee waivers and/or reimbursements, total return would have been lower. To obtain the most recent month-end performance, please call (877) 846-0741.

Standard & Poor’s 500 Index is a broad-based measurement of changes in stock market conditions based on the average performance of 500 widely-held common stocks. It is an unmanaged index. You cannot invest directly in an index.

FIRST HORIZON
Capital Appreciation Portfolio
Annual Report	December 31, 2005

PORTFOLIO MANAGEMENT

TEAM

A team of portfolio managers and analysts is responsible for the day-to-day operations of the Portfolio. The team is led by Marshall Bassett, chief investment officer, growth equities of Delaware Investments. Mr. Bassett serves as senior portfolio manager for the consumer and retail sectors. He has over 20 years of professional investment exprience.

OTHER TEAM MEMBERS

Matthew Todorow, portfolio manager, healthcare sector

Steven Lampe, portfolio manager, financial sector

Lori Wachs, portfolio manager, consumer and retail sector

How did the Portfolio perform?

The First Horizon Capital Appreciation Portfolio returned 3.06% for the 12-month period ended December 31, 2005, slightly behind the benchmark Russell 2000 Growth Index’s return of 4.12%.

Why did the Portfolio perform this way?

The year 2005 began on an optimistic note after a strong closing quarter in 2004, but that optimism was dashed in the first quarter, as rising energy prices spread fear of a decelerating economy. In May, as energy prices eased and inflation fears subsided, investors stepped back into the market. The rally continued through July before softening in August. Despite Hurricanes Katrina and Rita, ensuing high energy prices and continued Fed tightening, the market actually rose in September before closing the year with modestly positive returns in the final three months.

For the full year, gains across the cap spectrum were limited. The Russell 2000 Index rose 4.55%, while the Russell Top 200 Index gained only 3.77% for the year. In notable contrast was the Russell Midcap Index, with its 12.65% return. Within the Russell 2000 Growth Index, every sector finished in single digits or negative, with the exception of energy, which soared 55%.

Overall stock selection for the year was positive, led by the financials, technology and consumer non-durables sectors. Another source of positive contribution was our technology weighting, which captured alpha in the first quarter by being underweight while the sector lagged. Based on our belief that valuations were washed out and that fundamentals were improving, we increased the weight dramatically over the following two quarters to a slight overweight.

The top 10 performers over the past year came from five different sectors, with technology and healthcare each contributing three. Amylin Pharmaceuticals, Inc. was the top performer and top contributor, jumping 143%, largely in response to positive results for its diabetes drug. Insulin pump manufacturer Animas Corp. (the fund exited this position on 12/30/05) rose 54%, most of which came in the fourth quarter as a result of it acquisition by Johnson & Johnson. Global Positioning System (GPS) chip manufacturer SiRF Technology Holdings, Inc. was the portfolio’s second-best contributor, with a return of 116%. It acquired Motorola, Inc.’s GPS chipset line and is providing its technology for some of Garmin, Ltd.’s GPS products.

Hindering performance was an underweight in energy, part of which we recovered in the fourth quarter when energy softened. We continue to believe that a secular demand-driven shift in the energy sector is creating opportunities for select energy-related companies to sustain growth independent of short-term oil price volatility. Accordingly, we took advantage of the decline in energy stocks in the fourth quarter to reduce our underweight in the sector. Despite the successes of several healthcare socks, overall stock selection in the sector was negative, with Inspire Pharmaceuticals, Inc. being the worst performer. We sold the stock in the first quarter after the company produced disappointing results regarding its experimental drug for chronic dry eye syndrome. Among consumer service stocks, TRM Corp., which places copiers and ATMs in stores, fell significantly in the fourth quarter after reporting weak copier sales and higher ATM expenses. We exited the stock as a result of the company’s outlook.

What is your outlook for 2006?

We enter 2006 fairly optimistic about the overall economy and the potential for positive stock performance. An end to Federal Reserve rate increases and a leveling in energy prices could establish a solid operating environment for many businesses, leading to continued sales and profit growth. We are comfortable with our current portfolio weights and believe that we will be able to participate in a strong market environment. While changes in portfolio positioning throughout the past year have reduced the portfolio’s sensitivity to the over or under performance of any particular sector, we continue to focus on stock selection—finding and holding individual companies that have delivered and will be able to continue to deliver strong sales and profit growth.

Industry Breakdown and Performance as of December 31, 2005

Showing Percentage of Total Net Assets

Technology	27.5%
Healthcare	19.8%
Consumer Non-Durables	14.7%
Financials	8.3%
Consumer Services	8.0%
Business Services	7.6%
Energy	4.0%
Capital Goods	3.9%
Transportation	3.9%
Money Market Mutual Funds	2.2%

*Other Assets in Excess of Liabilities - 0.1%

Average Annual Total Return

	1 Year	Since Inception (8/20/01)
First Horizon Capital Appreciation Portfolio	3.06%	8.83%
Russell 2000 Growth Index	4.12%	5.40%

Comparison of Since Inception Change in Value of $10,000 Investment in the First Horizon Capital Appreciation Portfolio and the Russell 2000 Growth Index.

Total return is the change in the value of an investment in the Portfolio after reinvesting all income and capital gains. It is calculated by dividing the change in total investment value by the initial value of the investment. The inception date of each Portfolio is August 20, 2001. The total return figures represent past performance. Past performance is not indicative of future results and current performance may be lower or higher than the performance quoted. The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of shares. The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Total return figures are net of all portfolio expenses and reflect all fee waivers and/or reimbursements. Without these fee waivers and/or reimbursements, total return would have been lower. To obtain the most recent month-end performance, please call (877) 846-0741.

Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

Fund Expenses

As a shareholder of the Portfolios, you incur only one of two potential types of costs. You incur no transaction costs including sales charges and redemption fees. However, you do incur ongoing costs, including management fees, 12b-1 fees and other Portfolio expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on July 1, 2005 and held until January 2, 2006.

Actual Return. The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expense Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical 5% Return. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolios’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Portfolios’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the table are meant to highlight ongoing Portfolio costs only and do not reflect transaction fees, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds. In addition, if these transaction fees were included, your costs would have been higher.

	Beginning Account Value 7/1/05	Ending Account Value 1/2/06	Expense Paid During Period * (7/1/05 - 1/2/06)
First Horizon Core Equity
Actual Fund Return	$1,000.00	$1,014.70	$5.54
Hypothetical Fund Return	$1,000.00	$1,019.98	$5.56

First Horizon Capital Appreciation
Actual Fund Return	$1,000.00	$1,078.80	$6.73
Hypothetical Fund Return	$1,000.00	$1,019.01	$6.53

*Expenses are equal to the First Horizon Core Equity and First Horizon Capital Appreciation Portfolios’ annualized expense ratios, including fee waivers, of 1.08% and 1.27%, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the half-year period).

A Note on Fees. If you are a Contract owner, you will also incur fees associated with the Contract you purchase, which are not reflected in the table and example above. Additional information about the cost of investing in the Portfolio is presented in the prospectus for your Contract through which the Portfolio’s shares are offered to you.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Financial Investors Variable Insurance Trust:

We have audited the accompanying statements of assets and liabilities of Financial Investors Variable Insurance Trust (the “Trust”) comprising the First Horizon Core Equity Portfolio and the First Horizon Capital Appreciation Portfolio, including the portfolios of investments, as of December 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Financial Investors Variable Insurance Trust as of December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado

February 13, 2006

FIRST HORIZON
Core Equity Portfolio
Annual Report	December 31, 2005

Portfolio of Investments

December 31, 2005

	Shares	Value

COMMON STOCKS - 94.1%
CONSUMER DISCRETIONARY - 16.3%
Media - 8.5%%
Comcast Corp., Class A*	9,900	$254,331
McGraw-Hill Co., Inc.	7,440	384,127
Walt Disney Co.	16,625	398,501

TOTAL MEDIA		1,036,959

Motorcycle Manufacturers - 2.1%
Harley Davidson, Inc.	4,875	251,014

Retailing - 5.7%
Home Depot, Inc.	12,800	518,144
Kohl’s Corp.*	3,550	172,530

TOTAL RETAILING		690,674

TOTAL CONSUMER DISCRETIONARY		1,978,647

CONSUMER STAPLES - 11.9%
Discount Stores - 2.1%
Wal-Mart Stores, Inc.	5,450	255,060

Food, Beverage & Tobacco - 7.1%
Costco Wholesale Corp.	8,250	408,128
Pepsico, Inc.	7,800	460,824

TOTAL FOOD, BEVERAGE & TOBACCO		868,952

Household & Personal Products - 2.7%
Colgate-Palmolive Co.	5,900	323,615

TOTAL CONSUMER STAPLES		1,447,627

ENERGY - 4.7%
Energy - 4.7%
Exxon Mobil Corp.	7,000	393,190
GlobalSantaFe Corp.	3,750	180,562

TOTAL ENERGY		573,752

FINANCIALS - 27.1%
Banks - 3.4%
Wells Fargo & Co.	6,450	$405,254

Diversified Financials - 5.7%
Capital One Financial Corp.	6,375	550,800
Federal Home Loan Mortgage	2,215	144,750

TOTAL DIVERSIFIED FINANCIALS		695,550

Insurance - 18.0%
AFLAC, Inc.	9,200	427,064
American International Group, Inc.	7,485	510,702
Fidelity National Financial, Inc.	6,885	253,299
Fidelity National Title Class A	3,104	75,582
Willis Group Holdings, Ltd.	11,750	434,045
XL Capital, Ltd., Class A	7,287	490,998

TOTAL INSURANCE		2,191,690

TOTAL FINANCIALS		3,292,494

HEALTHCARE - 6.7%
Healthcare Equipment & Supplies - 3.6%
Fisher Scientific International, Inc.*	1,100	68,046
Medtronic, Inc.	6,400	368,448

TOTAL HEALTHCARE EQUIPMENT & SUPPLIES		436,494

Pharmaceuticals & Biotechnology - 3.1%
Pfizer, Inc.	16,350	381,282

TOTAL HEALTHCARE		817,776

INDUSTRIALS - 9.6%
Capital Goods - 3.8%
General Electric Co.	13,350	467,917

Industrial Machinery - 5.8%
Illinois Tool Works, Inc.	2,420	212,936
Ingersoll-Rand Co., Ltd.	12,150	490,496

TOTAL INDUSTRIAL MACHINERY		703,432

TOTAL INDUSTRIALS		1,171,349

	Shares	Value

INFORMATION TECHNOLOGY - 15.3%
Semiconductors - 3.7%
Analog Devices, Inc.	4,775	$171,279
Intel Corp.	11,175	278,928

TOTAL SEMICONDUCTORS		450,207

Software - 4.7%
Microsoft Corp.	21,625	565,494

Technology Hardware & Equipment - 6.9%
Cisco Systems, Inc.*	18,150	310,728
Flextronics International, Ltd.*	29,825	311,373
Qualcomm, Inc.	5,150	221,862

TOTAL TECHNOLOGY HARDWARE & EQUIPMENT		843,963

TOTAL INFORMATION TECHNOLOGY		1,859,664

TELECOMMUNICATIONS - 2.5%
Telecommunication Services - 2.5%
Vodafone Group, plc ADR	13,800	296,286

TOTAL TELECOMMUNICATIONS		296,286

TOTAL COMMON STOCKS
(Cost $10,882,667)		11,437,595

MONEY MARKET MUTUAL FUNDS - 5.9%
SSgA Prime Money Market Fund	361,878	361,878
SSgA U.S. Treasury Money Market Fund	361,187	361,187

TOTAL MONEY MARKET MUTUAL FUNDS
(Cost $723,065)		723,065

TOTAL INVESTMENTS
(Cost $11,605,732)	100.0%	$12,160,660
Liabilities in Excess of Other Assets	0.0%	(5,917)
NET ASSETS	100.0%	$12,154,743

* Non-income producing security

ADR - American Depositary Receipt

See Notes to Financial Statements

FIRST HORIZON
Capital Appreciation Portfolio
Annual Report	December 31, 2005

Portfolio of Investments
December 31, 2005

	Shares	Value

COMMON STOCKS - 97.7%
Business Services - 7.6%
Advisory Board Co.*	1,500	$71,505
Euronet Worldwide, Inc.*	3,100	86,180
HouseValues, Inc.*	3,800	49,514
Portfolio Recovery Associates, Inc.*	2,100	97,524
Resources Connection, Inc.*	3,100	80,786

TOTAL BUSINESS SERVICES		385,509

Capital Goods - 3.9%
Lincoln Electric Holdings, Inc.	1,800	71,388
Mine Safety Appliances Co.	1,300	47,073
NCI Building Systems, Inc.*	1,800	76,464

TOTAL CAPITAL GOODS		194,925

Consumer Non-Durables - 14.7%
America’s Car Mart, Inc.*	1,150	18,998
Carter’s, Inc.*	1,500	88,275
Coach, Inc.*	3,400	113,356
Guitar Center, Inc.*	2,000	100,020
Hibbett Sporting Goods, Inc.*	5,425	154,504
Tractor Supply Co.*	1,100	58,234
Urban Outfitters, Inc.*	5,200	131,612
Warnaco Group, Inc.*	2,800	74,816

TOTAL CONSUMER NON-DURABLES		739,815

Consumer Services - 8.0%
BJ’s Restaurants, Inc.*	4,300	98,298
Cheesecake Factory, Inc.*	2,000	74,780
First Cash Financial Services, Inc.*	2,700	78,732
InPhonic, Inc.*	1,300	11,297
Sonic Corp.*	2,500	73,750
Strategic Hotel Capital, Inc.	3,300	67,914

TOTAL CONSUMER SERVICES		404,771

Energy - 4.0%
Basic Energy Services, Inc.*	2,600	51,870
Input/Output, Inc.*	7,300	51,319
SEACOR Holdings, Inc.*	800	54,480
Wh Energy Services, Llp*	1,400	46,312

TOTAL ENERGY		203,981

Financials - 8.3%
American Equity Investment Life Insurance Co.	4,700	61,335
Amerisafe, Inc.*	3,400	34,272
Brookline Bancorp, Inc.	3,000	42,510
Delphi Financial Group, Inc.	2,400	110,424
Midwest Banc Holdings, Inc.	2,200	48,950
RAIT Investment Trust	1,700	44,064
Signature Bank*	2,700	75,789

TOTAL FINANCIALS		417,344

Healthcare - 19.8%
Align Technology, Inc. *	6,400	$41,408
Amylin Pharmaceuticals, Inc.*	1,400	55,888
CombinatoRx, Inc.*	1,800	14,724
Conceptus, Inc.*	3,900	49,218
Conor Medsystems, Inc.*	1,800	34,830
CV Therapeutics, Inc.*	3,700	91,501
Digene Corp.*	1,700	49,589
Encysive Pharmaceuticals, Inc.*	5,500	43,395
Immucor, Inc.*	2,175	50,808
Keryx Biopharmaceuticals, Inc.*	3,700	54,168
MGI PHARMA, Inc.*	4,500	77,220
Micrus Endovascular Corp.*	3,500	30,450
Nastech Pharmaceutical Co., Inc.*	4,500	66,240
Nektar Therapeutics*	4,000	65,840
Protein Design Labs, Inc.*	2,900	82,418
Rigel Pharmaceuticals, Inc.*	4,100	34,276
SeraCare Life Sciences, Inc.*	2,100	19,005
Telik, Inc.*	3,500	59,465
United Therapeutics Corp.*	1,100	76,032

TOTAL HEALTHCARE		996,475

Technology - 27.5%
Akamai Technologies, Inc.*	3,300	65,769
Cymer, Inc.*	1,300	46,163
ESCO Technologies, Inc.*	1,600	71,184
F5 Networks, Inc.*	1,200	68,628
FormFactor, Inc.*	900	21,987
Hutchinson Technology, Inc.*	900	25,605
Informatica Corp.*	4,900	58,800
iRobot Corp.*	800	26,664
Ixia*	3,400	50,252
Marchex, Inc.*	2,400	53,976
Micromuse, Inc.*	4,061	40,164
Microsemi Corp.*	2,200	60,852
NMS Communications Corp.*	4,800	16,752
O2Micro International, Ltd.*	6,200	63,116
Polycom, Inc.*	4,300	65,790
Rackable Systems, Inc.*	1,000	28,480
Redback Networks, Inc.*	5,400	75,924
SafeNet, Inc.*	900	28,998
Secure Computing Corp.*	4,600	56,396
Semtech Corp.*	3,300	60,258
SiRF Technology Holdings, Inc.*	1,900	56,620
Symmetricom, Inc.*	5,700	48,279
Tekelec*	5,100	70,890
Tessera Technologies, Inc.*	1,600	41,360
TIBCO Software, Inc.*	7,600	56,772
Websense, Inc.*	1,500	98,460
Witness Systems, Inc.*	1,300	25,571

TOTAL TECHNOLOGY		1,383,710

	Shares	Value

Transportation - 3.9%
Knight Transportation, Inc.	3,000	$62,190
Old Dominion Freight Line, Inc.*	2,250	60,705
Universal Truckload Services, Inc.*	3,100	71,300

TOTAL TRANSPORTATION		194,195

TOTAL COMMON STOCKS
(Cost $4,190,948)		4,920,725

MONEY MARKET MUTUAL FUNDS - 2.2%
SSgA Prime Money Market Fund	55,483	55,483
SSgA U.S. Treasury Money Market Fund	55,445	55,445

TOTAL MONEY MARKET MUTUAL FUNDS
(Cost $110,928)		110,928

TOTAL INVESTMENTS
(Cost $4,301,876)	99.9%	$5,031,653
Other Assets in Excess of Liabilities	0.1%	4,204
NET ASSETS	100.0%	$5,035,857

* Non-income producing security

See Notes to Financial Statements

FIRST HORIZON

Annual Report	December 31, 2005

Statements of Assets and Liabilities

December 31, 2005

	Core Equity	Capital Appreciation
	Portfolio	Portfolio
Assets:
Investments, at value (Cost- see below)	$12,160,660	$5,031,653
Dividends receivable	20,049	1,332
Interest receivable	2,689	451
Receivable for portfolio shares sold	1,034	—
Receivable for securities sold	—	75,840
Receivable from investment adviser	2,166	2,349
Prepaid and other assets	1,342	794
Total Assets	12,187,940	5,112,419

Liabilities:
Payable for investments purchased	—	60,603
Payable for portfolio shares redeemed	340	390
Accrued administration fee	2,156	830
Accrued 12b-1 fee	1,341	593
Accrued trustees fee	2,485	921
Other payables	26,875	13,225
Total Liabilities	33,197	76,562
Net Assets	$12,154,743	$5,035,857

Cost of Investments	$11,605,732	$4,301,876

Composition of Net Assets:
Paid in capital	$11,425,259	$4,313,813
Accumulated net investment gain/(loss)	2,222	(424)
Accumulated net realized gain/(loss) on investments	172,334	(7,309)
Net unrealized appreciation in value of investments	554,928	729,777
Net Assets	$12,154,743	$5,035,857

Net Asset Value Per Share:
Net Assets	$12,154,743	$5,035,857
Shares of beneficial interest outstanding of no par value, unlimited shares authorized	1,302,749	394,967
Net asset value and redemption price per share	$9.33	$12.75

See Notes to Financial Statements

FIRST HORIZON

Annual Report	December 31, 2005

Statements of Operations
For the Year Ended December 31, 2005

	Core Equity	Capital Appreciation
	Portfolio	Portfolio
Investment Income:
Interest	$14,172	$4,090
Dividends (net of foreign withholding taxes of $729 and $33)	313,163	12,985
Total Income	327,335	17,075

Expenses:
Investment advisory fee	98,647	37,591
Administration fee	28,186	10,009
Co-Administration fee	7,042	2,522
Audit & tax	22,857	9,089
Custody	10,548	21,317
12b-1 fee	34,136	12,164
Trustees	11,187	3,825
Legal	19,960	6,990
Printing	12,008	3,745
Insurance	2,150	595
Other	13,939	4,773
Total Expenses Before Waiver	260,660	112,620
Expenses waived	(101,560)	(9,864)
Expenses reimbursed by investment adviser	(5,181)	(37,936)
Net Expenses	153,919	64,820

Net Investment Income/(Loss)	173,416	(47,745)

Net realized gain on investments	572,050	210,682
Change in net unrealized appreciation/depreciation	(1,235,003)	(20,349)
Net gain/(loss) on investments	(662,953)	190,333

Net Increase/(Decrease) in Net Assets from Operations	$(489,537)	$142,588

See Notes to Financial Statements

FIRST HORIZON

Annual Report	December 31, 2005

Statements of Changes in Net Assets

	Core Equity		Capital Appreciation
	Portfolio		Portfolio
	For the Year		For the Year
	Ended December 31,		Ended December 31,
	2005	2004	2005	2004

Operations:
Net investment income/(loss)	$173,416	$119,622	$(47,745)	$(39,929)
Net realized gain on investments	572,050	250,070	210,682	369,627
Change in net unrealized appreciation/depreciation	(1,235,003)	455,193	(20,349)	121,067
Net increase/(decrease) in net assets from operations	(489,537)	824,885	142,588	450,765

Distributions:
From net investment income	(170,000)	(119,999)	—	—
From net realized gain	(290,000)	—	(325,000)	(298,157)
Net decrease in net assets from distributions	(460,000)	(119,999)	(325,000)	(298,157)

Share Transactions:
Proceeds from sales of shares	296,404	6,313,846	407,976	2,879,375
Reinvested distributions	460,000	119,999	325,000	298,157
Cost of shares redeemed	(4,510,217)	(1,888,314)	(738,166)	(1,600,905)
Net increase/(decrease) in net assets from share transactions	(3,753,813)	4,545,531	(5,190)	1,576,627

Net Increase/(Decrease) in Net Assets	(4,703,350)	5,250,417	(187,602)	1,729,235

Net Assets:
Beginning of period	16,858,093	11,607,676	5,223,459	3,494,224
End of period	$12,154,743 (1)	$16,858,093 (1)	$5,035,857 (1)	$5,223,459 (1)

(1) Includes accumulated net investment gain/(loss) of:	$2,222	$(1,194)	$(424)	$(1,104)

See Notes to Financial Statements

FIRST HORIZON

Annual Report	December 31, 2005

Financial Highlights

	Core Equity Portfolio
		For the Year		For the Period
		Ended December 31,		Ended December 31,
	2005	2004	2003	2002	2001*

Selected Per-Share Data
Net asset value - beginning of period	$9.96	$9.51	$7.41	$10.06	$10.00
Income from investment operations:
Net investment income	0.14	0.07	0.02	0.02	0.00	(3)
Net realized and unrealized gain/(loss) on investments	(0.41)	0.45	2.10	(2.65)	0.07
Total from investment operations	(0.27)	0.52	2.12	(2.63)	0.07

Distributions:
From net investment income	(0.13)	(0.07)	(0.02)	(0.02)	(0.01)
From net realized gain	(0.23)	—	—	0.00 (3)	—
Total distributions	(0.36)	(0.07)	(0.02)	(0.02)	(0.01)
Net asset value - end of period	$9.33	$9.96	$9.51	$7.41	$10.06

Total Return (4)	(2.71)%	5.48%	28.60%	(26.11)%	0.68	%(2)

Ratios and Supplemental Data
Net assets, end of period (000)	$12,155	$16,858	$11,608	$5,239	$2,107
Ratio of expenses to average net assets	1.09%	1.10%	1.10%	1.10%	1.10	%(1)
Ratio of net investment income to average net assets	1.23%	0.80%	0.28%	0.28%	0.17	%(1)
Ratio of expenses to average net assets without fee waivers	1.85%	1.59%	1.79%	3.07%	1.99	%(1)
Ratio of net investment income/(loss) to average net assets without fee waivers	0.47%	0.31%	(0.40)%	(1.69)%	(0.72	)%(1)
Portfolio turnover rate	21%	27%	36%	43%	9%

(1)	Annualized
(2)	Total returns for periods less than one year are not annualized.
(3)	Less than $.005 per share.
(4)	Total return would have been lower had various fees not been waived during the period.

* For the period August 20, 2001 (inception) to December 31, 2001

See Notes to Financial Statements

	Capital Appreciation Portfolio
		For the Year Ended December 31,			For the Period Ended December 31,
	2005	2004	2003	2002	2001*
Selected Per-Share Data
Net asset value - beginning of period	$13.21	$12.62	$8.87	$10.90	$10.00
Income from investment operations:
Net investment loss	(0.12)	(0.10)	(0.04)	(0.06)	(0.02)
Net realized and unrealized gain/(loss) on investments	0.53	1.49	3.79	(1.97)	0.92
Total from investment operations	0.41	1.39	3.75	(2.03)	0.90

Distributions:
From net realized gain	(0.87)	(0.80)	—	—	—
Total distributions	(0.87)	(0.80)	—	—	—
Net asset value - end of period	$12.75	$13.21	$12.62	$8.87	$10.90

Total Return (3)	3.06%	11.25%	42.28%	(18.62)%	9.00	%(2)

Ratios and Supplemental Data
Net assets, end of period (000)	$5,036	$5,223	$3,494	$1,480	$1,132
Ratio of expenses to average net assets	1.28%	1.30%	1.30%	1.30%	1.30	%(1)
Ratio of net investment loss to average net assets	(0.95)%	(0.85)%	(0.61)%	(0.89)%	(0.49	)%(1)
Ratio of expenses to average net assets without fee waivers	2.23%	2.05%	2.18%	4.27%	2.24	%(1)
Ratio of net investment loss to average net assets without fee waivers	(1.89)%	(1.60)%	(1.49)%	(3.87)%	(1.43	)%(1)
Portfolio turnover rate	92%	75%	72%	120%	59%

(1) Annualized

(2) Total Returns for periods less than one year are not annualized.

(3) Total return would have been lower had various fees not been waived during the period.

*For the period August 20, 2001 (inception) to December 31, 2001

See Notes to Financial Statements

FIRST HORIZON

Annual Report	December 31, 2005

Notes to Financial Statements

1. Significant Accounting and Operating Policies

Financial Investors Variable Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-ended management investment company organized as a Delaware business trust by a Declaration of Trust dated July 31, 2000. The financial statements herein relate to the Trust’s First Horizon Funds that include the Core Equity (formerly known as Growth & Income) and Capital Appreciation Portfolios (the Portfolios). The Portfolios are sold at offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable annuity contracts or other investment products.

The Trust’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America. This requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

The following summarizes the significant accounting policies for the Trust.

Security Valuation:  Securities of the Portfolios are valued as of the close of regular trading on the New York Stock Exchange, normally 4:00 p.m. (Eastern time), on each trading day. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price or if traded on the over-the-counter market, at the closing bid price. Over-the-counter securities traded on NASDAQ are valued based upon the NASDAQ Official Closing Price. Securities for which quotations are not readily available are valued under procedures established by the Board of Trustees to determine fair value in good faith. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value.

Income Taxes:  It is the policy of each Portfolio to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and each Portfolio intends to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

Expenses:  Most expenses of the Trust can be directly attributed to a Portfolio. Expenses that cannot be directly attributed are apportioned among the Portfolios based on average net assets.

Distributions to Shareholders:  Distributions for the Portfolios are declared and paid annually. Any net capital gains earned by each Portfolio are distributed at least annually to the extent necessary to avoid federal income and excise taxes. Distributions to shareholders are recorded by each Portfolio on the ex-dividend date.

Other:  Investment security transactions are accounted for as of the trade date. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the identified cost basis for both financial reporting and income tax purposes.

2. Federal Taxes

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains (losses) may differ from its ultimate characterization for federal income tax purposes. Accordingly, for the fiscal year ended December 31, 2005, the effects of certain differences were reclassified. The Capital Appreciation Portfolio increased accumulated net investment loss by $48,425, decreased accumulated realized loss by $3,349, and decreased paid in capital by $45,076. Net assets of the portfolio were unaffected by the reclassifications and the calculation of net investment income in the Financial Highlights excludes these adjustments. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain (loss) was recorded by the Portfolio.

The tax character of the distributions paid by the Core Equity and Capital Appreciation Portfolio during the years ended December 31, 2005 and 2004 were as follows:

	Core Equity		Capital Appreciation
	For the Year		For the Year
	Ended December 31,		Ended December 31,
	2005	2004	2005	2004
Distributions paid from:
Ordinary income	$170,000	$119,999	—	—
Short-term capital gain	—	—	—	$30,940
Long-term capital gain	290,000	—	$325,000	267,217
Total	$460,000	$119,999	$325,000	$298,157

As of December 31, 2005, the components of distributable earnings on a tax basis were as follows:

	Core Equity	Capital Appreciation
Undistributed ordinary income	$2,681	—
Accumulated net realized gain/(loss)	191,921	$2,699
Net unrealized appreciation	535,341	719,769
Cumulative effect of other timing differences	(459)	(424)
Total	$729,484	$722,044

During the year ended December 31, 2005, Core Equity Portfolio used $24,130 of capital loss carryover. Also during the year ended December, 31, 2005, Capital Appreciation Portfolio incurred a net operating loss of $49,028, $3,952 of which was offset to short-term capital gain and $45,076 of which was offset to paid in capital.

3. Shares of Beneficial Interest

On December 31, 2005, there was an unlimited number of no par value shares of beneficial interest authorized for each fund. Transactions in shares of beneficial interest were as follows:

	Core Equity		Capital Appreciation
	For the Year		For the Year
	Ended December 31,		Ended December 31,
	2005	2004	2005	2004
Shares sold	30,785	655,644	32,150	224,110
Shares issued as reinvestment of distributions	48,729	12,207	25,312	23,458
Shares redeemed	(468,876)	(196,957)	(57,984)	(128,966)
Net increase in shares	(389,362)	470,894	(522)	118,602

4. Investment Transactions

Purchases and sales of investment securities, other than short-term securities, for the period ended December 31, 2005, aggregated $2,920,766 and $7,158,760, respectively, for the Core Equity Portfolio and $4,544,987 and $4,871,244, respectively, for the Capital Appreciation Portfolio.

Net unrealized appreciation/depreciation of investments based on federal tax cost were as follows:

	Core Equity	Capital Appreciation
As of December 31, 2005
Gross appreciation (excess of value over tax cost)	$1,029,699	$963,511
Gross depreciation (excess of tax cost over value)	(494,358)	(243,742)
Net unrealized appreciation	$535,341	$719,769
Cost of investments for income tax purposes	$11,625,319	$4,311,884

The difference between book and tax appreciation/depreciation is wash sale loss deferrals of $19,587 for the Core Equity Portfolio and $10,008 for the Capital Appreciation Portfolio.

5. Investment Advisory and Management Agreements

For managing its investment and business affairs, the Core Equity Portfolio pays First Tennessee Bank National Association (“First Tennessee”), a monthly management fee at the annual rate of 0.70% of its average net assets. Under the Investment Advisory and Management Agreement, First Tennessee is authorized, at its own expense, to hire sub-advisers to provide investment advice to it and to the Core Equity Portfolio.

Highland Capital Management Corp. (“Highland”) serves as the sub-adviser of the Core Equity Portfolio pursuant to the authority granted to it under its Sub-Advisory Agreement with First Tennessee. Highland is an affiliate of First Tennessee and is a wholly-owned subsidiary of First Tennessee National Corporation. Highland is paid by First Tennessee a monthly sub-advisory fee at the annual rate of 0.50% of Core Equity Portfolio’s average net assets.

First Tennessee and Delaware Management Company (“DMC”) serve as co-advisers of the Capital Appreciation Portfolio pursuant to the authority granted to them under their respective Co-Advisory Agreements with the Capital Appreciation Portfolio. The Capital Appreciation Portfolio is obligated to pay First Tennessee monthly management fees at the annual rate of 0.15% of its average net assets. The Capital Appreciation Portfolio is obligated to pay DMC monthly management fees at the annual rate of 0.60% of its average net assets.

6. Administrator, Co-Administrator and Distributor

ALPS Mutual Funds Services, Inc. (“ALPS”) and ALPS Distributors, Inc. (“ADI”) serve as Administrator and Distributor, respectively, for the Trust under separate Administration and General Distribution Agreements. ALPS is entitled to receive administration fees from each Portfolio, computed daily and payable monthly, at the annual rate of 0.20% of average net assets. In addition to administration services, the administration fee also covers the costs of fund accounting, shareholder servicing and transfer agency services.

First Tennessee serves as the Co-Administrator for each Portfolio. As the Co-Administrator, First Tennessee assists in each Portfolio’s operation, including but not limited to, providing non-investment related research and statistical data and various operational and administrative services. First Tennessee is entitled to receive co-administration fees from each Portfolio at the annual rate of 0.05% of average net assets.

The Trustees have adopted Distribution Plans pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, on behalf of each Portfolio. Each Plan provides for payments to ADI at the annual rate of 0.25% of average net assets.

7. Waiver of Expenses

For the fiscal year ended December 31, 2005, First Tennessee agreed to reimburse fund expenses and/or waive a portion of its fees to the extent necessary for the Core Equity and Capital Appreciation Portfolios tomaintain a total expense ratio of not more than 1.10% and 1.30%, from January 1, 2005 to December 20, 2005, respectively, and from December 21, 2005 to December 31, 2005 a total expense ratio of not more than 0.85% and 1.05%, respectively.

8. Subsequent Events

The Board of Trustees of the Trust has decided to liquidate the First Horizon Core Equity Portfolio and the First Horizon Capital Appreciation Portfolio. Until liquidation, the Portfolios will continue to pursue their investment objectives and will continue to accept purchase orders until February 21, 2006, after which it is anticiated the Portfolios will be converted to cash and liquidated no later than February 22, 2006. The Portfolios will cease operations no later than February 22, 2006.

Proxy Voting (Unaudited)

Portfolio policies and procedures used in determining how to vote proxies relating to portfolio securities and a summary of proxies voted by the Portfolios for the period ended December 31, 2005, are available without charge, upon request, by contacting First Horizon Funds at (877) 846-0741 and on the commissions website at http://www.sec.gov.

Portfolio Holdings (Unaudited)

The Portfolios file their complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Portfolios’ Forms N-Q are available without a charge, upon request, by contacting the Portfolios at (877)  846-0741 and on the Commission’s website at http://www.sec.gov. You may also review and copy Form N-Q at the Commission’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the Commission at (800) SEC-0330.

Designation Requirements (Unaudited)

For federal income tax purposes, the Core Equity Portfolio designated the following for the year ended December 31, 2005:

Dividends Received Deduction - 100%

Miscellaneous (Unaudited)

For the fiscal year ended December 31, 2005, the Trustees of the Trust received an annual board meeting fee of $4,000.

Trustees and Officers (Unaudited)

The business affairs of Financial Investors Variable Insurance Trust (the “Trust”) are managed under the direction of the Trust’s Board of Trustees in accordance with the laws of the State of Delaware and the Trust’s Agreement and Declaration of Trust. Information pertaining to the trustees and officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), are referred to as “Independent Trustees.” Trustees who are deemed to be interested persons of the Trust as defined in the 1940 Act are referred to as “Interested Trustees.” The Trust’s Statement of Additional Information includes additional information about the trustees and is available without charge upon request by calling toll-free (877) 846-0741.

	Position(s)		Number of
	Held with		Portfolios in	Other
	the Trust		Fund Complex	Directorships
Name	and Length	Principal Occupation(s)	Overseen by	Held by
and Age(1)	of Time Served(2)	During Past 5 Years	Trustee	Trustee(3)
INDEPENDENT TRUSTEES

Mary K. Anstine Age 65	Trustee (since 2000)	Ms. Anstine is a Trustee of Boy Scouts of America/Denver Area Council, and AV Hunter Trust. She is also a Director of Alzheimer’s Association, Denver Chapter, Colorado Uplift Board and a member of the Advisory Board of Girl Scouts of America/Mile High Council. Formerly, Ms. Anstine served as President and Chief Executive Officer of HealthONE Alliance.	2	Trustee, Reaves Utility Income Fund and Financial Investors Trust.

Robert E. Lee Age 70	Trustee (since 2003)		2

Trustee, Reaves Utility Income Fund and Financial Investors Trust. Director, Storage Technology Corporation, ING Financial Services North America, Meredith Capital Corporation and Source Capital Corporation.

John R. Moran, Jr. Age 75	Trustee (since 2000)	Mr. Moran is Trustee of the Hill Foundation, and Robert J. Kutak Foundation. He is President and CEO of The Colorado Trust, a private foundation serving the health and hospital community in the State of Colorado. He is also a Member of the Treasurer’s Investment Advisory Committee for the University of Colorado.	2	Trustee, Financial Investors Trust.

INTERESTED TRUSTEE
W. Robert Alexander(4) Age 78	Trustee and Chairman (since 2000)	Mr. Alexander was the Chief Executive Officer of ALPS and ADI, which provide administration and distribution services, respectively, for mutual funds until September 30, 2005. Mr. Alexander is also a Trustee of the Hunter and Hughes Trusts. Formerly Mr. Alexander was Vice Chairman of First Interstate Bank of Denver.	2	Trustee, Clough Global Allocation Fund, Clough Global Equity Fund, Financial Investors Trust and Reaves Utility Income Fund.

	Position(s)		Number of
	Held with		Portfolios in	Other
	the Trust		Fund Complex	Directorships
Name	and Length	Principal Occupation(s)	Overseen by	Held by
and Age(1)	of Time Served(2)	During Past 5 Years	Trustee	Trustee(3)
OF F I C E R S

Edmund J. Burke(4) Age 44	President (since 2001)	Mr. Burke is President and Director of ALPS and ADI. He is also President of Clough Global Allocation Fund, Clough Global Equity Fund, Financial Investors Trust, and Reaves Utility Income Fund.	N/A	N/A

Jeremy O. May(4) Age 35	Treasurer (since 2001)

Mr. May is Managing Director of ALPS and ADI. Mr. May is also Treasurer of Clough Global Allocation Fund, Clough Global Equity Fund, Financial Investors Trust, First Funds Trust, and Reaves Utility Income Fund.

			N/A	N/A

Kimberly R. Storms(4) Age 33	Assistant Treasurer (since 2005)

Ms. Storms is Director of Fund Administration and Vice President of ALPS. Ms. Storms joined ALPS in 1998 as Assistant Controller. Ms. Storms is also Assistant Treasurer of the Clough Global Allocation Fund, Clough Global Equity Fund, Reaves Utility Income Fund, Financial Investors Trust and Assistant Secretary of Ameristock Mutual Fund, Inc.

			N/A	N/A

Tané T. Tyler(4) Age 40	Secretary (since 2004)

Ms. Tyler is General Counsel of ALPS and ADI. She is also Secretary for First Funds, Reaves Utility Income Fund, Utopia Funds and West core Funds. Ms. Tyler was formerly Vice President and Associate Counsel, OppenheimerFunds, Inc., and Vice President and Assistant General Counsel, INVESCO Funds Group, Inc.

			N/A	N/A

(1)     Each Trustee and officer may be contacted by writing to the Trustee or officer, c/o Financial Investors Variable Insurance Trust, 1625 Broadway, Suite 2200, Denver, CO 80202

(2)     Each trustee holds offices for an indefinite term until the earliest of: (a) the election of his successor; (b) the date a trustee dies, resigns, or is removed, adjudged incompetent, or, having become incapacitated by illness or injury, is retired by the Board of Trustees in accordance with the Trust’s Amended and Restated Declaration of Trust; or (c) the Trust terminates. Each officer is typically elected for a term of one year, serving until the earliest of: (a) the election of his successor; (b) the date the officer dies, resigns or is removed by the Board of Trustees in accordance with the Trust’s Code of Regulations; or (c) the Trust terminates.

(3)     Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e. “public companies”) or other investment companies registered under the 1940 Act.

(4)     W. Robert Alexander, Edmund J. Burke, Jeremy May, Kimberly Storms and Tané Tyler are “Interested Persons” of the Trust due to their affiliation with ALPS Mutual Funds Services, Inc. and ALPS Distributors, Inc.

Investment Adviser - Core Equity Portfolio

First Tennessee Bank National Association Memphis, Tennessee

Sub-Adviser - Core Equity Portfolio

Highland Capital Management Corp. Memphis, Tennessee

Co-Investment Advisers - Capital Appreciation Portfolio

First Tennessee Bank National Association Memphis, Tennessee

Delaware Management Co. Philadelphia, Pennsylvania

Administrator, Transfer Agent & Fund Accountant

ALPS Mutual Funds Services, Inc. Denver, Colorado

Distributor

ALPS Distributors, Inc. Denver, Colorado

Co-Administrator

First Tennessee Bank National Association Memphis, Tennessee

Legal Counsel

Davis Graham & Stubbs LLP Denver, Colorado

Independent Registered Public Accounting Firm

Deloitte & Touche LLP Denver, Colorado

Custodian

State Street Bank & Trust Boston, Massachusetts

These Portfolios are neither insured nor guaranteed by the U.S. Government, the FDIC, the Federal Reserve Board or any other governmental agency or insurer.

This report must be accompanied or preceded by a current prospectus. Please read it carefully before investing or sending money.

FIRST HORIZON FUNDS	1625 BROADWAY, SUITE 2200, DENVER, COLORADO 80202	(877) 846-0741

Item 2. Code of Ethics.

(a)            The registrant, as of the end of the period covered by the report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the registrant.

(b)           Not applicable.

(c)            During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(d)           During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

(e)            Not applicable.

(f)              The registrant’s Code of Ethics is attached as an Exhibit hereto.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that the registrant has at least one audit committee financial expert serving on its audit committee. The Board of Trustees has designated Robert E. Lee as the registrant’s “audit committee financial expert.”  Mr. Lee is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4. Principal Accounting Fees and Services.

(a)                                  Audit Fees:  For the registrant’s fiscal years ended December 31, 2005 and December 31, 2004, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements were $25,000 and $20,000, respectively.

(b)                                 Audit-Related Fees:  For the registrant’s fiscal years ended December 31, 2005 and December 31, 2004, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements were $0 and $0, respectively.

(c)                                  Tax Fees:  For the registrant’s fiscal years ended December 31, 2005 and December 31, 2004, aggregate fees of $4,000 and $3,000, respectively, were billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The fiscal year 2005 and 2004 tax fees were for services for dividend calculation, excise tax review and tax return review.

(d)                                 All Other Fees:  For the registrant’s fiscal years ended December 31, 2005 and December 31, 2004, no fees were billed to registrant by the principal accountant for services other than the services reported in paragraphs (a) through (c) of this item.

(e)(1)                    Audit Committee Pre-Approval Policies and Procedures:  All services to be performed by the registrant’s principal auditors must be pre-approved by the registrant’s audit committee.

(e)(2)                    No services described in paragraphs (b) through (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)                                    Not applicable.

(g)                                 Not applicable.

(h)                                 Not applicable.

Item 5.             Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies.

Not applicable.

Item 10. Submission of Matters to Vote of Security Holders.

The registrant has adopted the following procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees. The Board of Trustees of the registrant will as part of its authority and responsibilities, seek individuals qualified to become members of the Board of Trustees, including evaluating persons suggested by shareholders. In connection with filling vacancies or expanding the Board of Trustees, the Board of Trustees will evaluate the suitability of individual candidates in the context of the Board as a whole, with the objective of recommending a group or individual candidate that can best perpetuate the success of the business and represent shareholder interests through the exercise of sound judgment, relying on its diversity of experience. Candidates may be nominated by the Board of Trustees or by shareholders by submitting the name and basic qualifications of the candidates to the Secretary of the registrant at Financial Investors Variable Insurance Trust, 1625 Broadway, Suite 2200, Denver, Colorado 80202.

Item 11. Controls and Procedures.

(a)            The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)           There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)  The code of ethics that applies to the registrant’s principal executive officer and principal financial officer is attached hereto as Ex.12.A.1.

(a)(2)  The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.Cert.

(a)(3)  Not applicable.

(b)  A certification for the registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of

1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FINANCIAL INVESTORS VARIABLE INSURANCE TRUST

By:	/s/ Edmund J. Burke
Edmund J. Burke
President/Principal Executive Officer

Date:	March 9, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

FINANCIAL INVESTORS VARIABLE INSURANCE TRUST

By:	/s/ Edmund J. Burke
Edmund J. Burke
President/Principal Executive Officer

Date:	March 9, 2006

By:	/s/ Jeremy O. May
Jeremy O. May
Treasurer/Principal Financial Officer

Date:	March 9, 2006